UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018 (April 2, 2018)

Broadcom Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-222898	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 433-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Completion of Redomiciliation

As part of the previously announced plan to restructure the Broadcom corporate group to cause the publicly traded parent company of the Broadcom group to be a Delaware corporation (the “Redomiciliation Transaction”), on April 2, 2018, Broadcom Inc., a Delaware corporation (“Broadcom-Delaware”) and Broadcom Limited, a public company limited by shares incorporated under the laws of the Republic of Singapore (“Broadcom-Singapore”), received approval (the “Court Approval Order”) from the High Court of the Republic of Singapore of a statutory scheme of arrangement under Singapore law (the “Scheme of Arrangement”) previously approved by Broadcom-Singapore shareholders and pursuant to which all issued ordinary shares in the capital of Broadcom-Singapore as of immediately prior to the effective time of the Scheme of Arrangement would be exchanged on a one-for-one basis for newly issued shares of common stock of Broadcom-Delaware.

After the close of market trading on April 4, 2018, Broadcom-Singapore lodged the Court Approval Order with the Accounting and Corporate Regulatory Authority of Singapore, the Scheme of Arrangement became effective and binding on all shareholders of Broadcom-Singapore, and Broadcom-Singapore became a subsidiary of Broadcom-Delaware, thereby completing the Redomiciliation Transaction.

As part of the Redomiciliation Transaction and pursuant to an amendment to the Amended and Restated Limited Partnership Agreement of Broadcom Cayman L.P. (the “Partnership” and such agreement, as amended, the “Partnership Agreement”) which was executed on March 23, 2018 with the requisite consent of the limited partners party thereto, all outstanding exchangeable limited partnership units (the “LP Units”) of the Partnership (other than any LP Units held by Broadcom-Singapore and its subsidiaries) were mandatorily exchanged (the “Mandatory Exchange”) on a one-for-one basis for newly issued shares of common stock of Broadcom-Delaware immediately prior to the effective time of the Scheme of Arrangement. As a result, all outstanding limited partners of the Partnership have become common stockholders of Broadcom-Delaware. In addition, all related outstanding special preference shares in the capital of Broadcom-Singapore were automatically redeemed pursuant to Broadcom-Singapore’s governing documents upon the Mandatory Exchange of the LP Units.

The Broadcom-Delaware common stock issued in exchange for Broadcom-Singapore ordinary shares pursuant to the Scheme of Arrangement was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). Please refer to the definitive proxy statement (the “Redomiciliation Proxy Statement”) on Schedule 14A of Broadcom-Singapore filed on March 9, 2018 with the U.S. Securities and Exchange Commission (the “SEC”) for additional information about the Redomiciliation Transaction.

Prior to the Redomiciliation Transaction, Broadcom-Singapore’s ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NASDAQ Global Select Market (“NASDAQ”). Broadcom-Singapore’s ordinary shares will be suspended from trading on NASDAQ prior to the open of trading on April 5, 2018, and Broadcom-Singapore has requested that NASDAQ file with the SEC an application on Form 25 to delist the Broadcom-Singapore ordinary shares from NASDAQ and from registration under Section 12(b) of the Exchange Act. Broadcom-Singapore expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of Broadcom-Singapore ordinary shares and suspend all of its reporting obligations under Sections 12(g) and 15(d) of the Exchange Act ten days after the date such Form 25 is filed.

Pursuant to Rule 12g-3(a) under the Exchange Act, Broadcom-Delaware is the successor issuer to Broadcom-Singapore, Broadcom-Delaware’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and Broadcom-Delaware is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Broadcom-Delaware hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Broadcom-Delaware’s common stock will begin trading on NASDAQ at the start of trading on April 5, 2018 and will trade under the symbol “AVGO”, which is the same symbol under which Broadcom-Singapore ordinary shares previously traded. The CUSIP number for Broadcom-Delaware’s common stock is 11135F 101.

In addition, prior to the Redomiciliation Transaction, the Partnership’s LP Units were registered pursuant to Section 12(g) of the Exchange Act due to the number of record holders of LP Units and, as a result, the Partnership was subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Subsequent to the Mandatory Exchange of LP Units, there is now only one beneficial owner of LP Units. Broadcom-Singapore expects to file (on behalf of the Partnership) a Form 15 with the SEC to terminate the registration under the Exchange Act of the LP Units and suspend all of the reporting obligations of the Partnership under Sections 12(g) and 15(d) of the Exchange Act on, or as promptly as reasonably practicable following, the date hereof.

Item 1.01	Entry into a Material Definitive Agreement.

Effective upon the consummation of the Redomiciliation Transaction, Broadcom-Delaware entered into indemnification and advancement agreements (the “Indemnification and Advancement Agreements”) with each of Broadcom-Delaware’s directors and officers. The Indemnification and Advancement Agreements provide for indemnification of the directors and officers of Broadcom-Delaware to the fullest extent permitted under Delaware law as it now exists or may in the future be amended, against all expenses, liabilities and loss incurred in connection with their service as a director or officer on behalf of Broadcom-Delaware. In addition, the Indemnification and Advancement Agreements provide that, to the fullest extent not prohibited by applicable law, Broadcom-Delaware shall pay the expenses, including attorneys’ fees, incurred by a director or officer of Broadcom-Delaware, in defending any action, suit or proceeding in advance of its final disposition; provided, that to the extent required by law, such payment of expenses in advance of the final disposition of the action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the person to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified by Broadcom-Delaware.

The foregoing description of the Indemnification and Advancement Agreements is a general description only and is qualified in its entirety by reference to the form of the Indemnification and Advancement Agreement, which is filed as Exhibit 10.1, and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

In connection with the completion of the Redomiciliation Transaction, the directors and executive officers of Broadcom-Singapore immediately prior to the completion of the Redomiciliation Transaction became the directors and executive officers of Broadcom-Delaware. In addition, following completion of the Redomiciliation Transaction, Broadcom-Delaware replicated the committees of the board of directors, and the membership thereof, that previously were in place for Broadcom-Singapore. Information regarding Broadcom’s directors, executive officers and committee members is included in Broadcom-Singapore’s definitive proxy statement filed with the SEC on February 20, 2018, under the headings “Proposal 1: Election of Directors”, “Corporate Governance—Board Committees” and “Executive Officers” and is incorporated herein by reference.

Director Compensation

On April 4, 2018, Broadcom-Delaware adopted a director compensation program for its non-employee directors, effective as of the consummation of the Redomiciliation Transaction. The terms of such director compensation program are substantially the same as the terms of the director compensation program maintained by Broadcom-Singapore immediately prior to the Redomiciliation Transaction (the “Broadcom-Singapore Director Compensation Program”). A description of the material terms of the Broadcom-Singapore Director Compensation Program is included in Broadcom-Singapore’s definitive proxy statement filed with the SEC on February 20, 2018 under the heading “Directors’ Compensation” and is incorporated herein by reference.

Avago Technologies Limited 2009 Equity Award Plan

On April 4, 2018, Broadcom-Delaware assumed the Avago Technologies Limited 2009 Equity Incentive Award Plan, including any addendums thereto (the “Avago 2009 Plan”) and provided that the securities issuable in connection with awards thereunder will be shares of common stock of Broadcom-Delaware rather than ordinary shares of Broadcom-Singapore, effective immediately upon the consummation of the Redomiciliation Transaction. A description of the material terms of the Avago 2009 Plan is included in Avago’s Registration Statement on Form S-1, filed with the SEC on August 3, 2009, which description is incorporated herein by reference. The Avago 2009 Plan is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Amended Equity Plans

Upon the consummation of the Redomiciliation Transaction, Broadcom-Delaware assumed each of the following equity plans (collectively, the “Equity Plans”) and all addendums thereto and assumed each outstanding and unvested equity award thereunder: the Broadcom Corporation 2012 Stock Incentive Plan, the LSI Corporation 2003 Equity Incentive Plan, the Amended and Restated Emulex Corporation 2005 Equity Incentive Plan, the Brocade Communications Systems, Inc. 2009 Stock Plan, the Brocade Communications Systems, Inc. Amended and Restated Inducement Award Plan and the Broadcom Limited Second Amended and Restated Employee Share Purchase Plan (the “Amended and Restated ESPP”). On April 4, 2018, Broadcom-Delaware’s board of directors approved amendments (the “Plan Amendments”) to the Equity Plans, which became effective immediately upon consummation of the Redomiciliation Transaction. The Plan Amendments amend the Equity Plans to provide that the securities issuable in connection with awards (including purchase rights under the Amended and Restated ESPP) thereunder will be shares of common stock of Broadcom-Delaware rather than ordinary shares of Broadcom-Singapore.

The Amended and Restated ESPP amended and restated the Amended and Restated Avago Technologies Limited Employee Share Purchase Plan (the “ESPP”), originally adopted by Avago Technologies Limited, the predecessor to Broadcom-Singapore (“Avago”). A description of the material terms of the ESPP is included in Avago’s Registration Statement on Form S-1, filed with the SEC on August 3, 2009, which description is incorporated herein by reference. The Amended and Restated ESPP retains the material terms of the ESPP and provides for both the grant of purchase rights that are intended to qualify for favorable U.S. federal tax treatment (the “Section 423 Component”) under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the grant of purchase rights that are not intended to be tax-qualified under Code Section 423 (the “Non-Section 423 Component”). The plan administrator designates offerings made under the Non-Section 423 Component and the Section 423 Component and the Non-Section 423 Component generally will be operated and administered in the same manner. This description of the Amended and Restated ESPP does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated ESPP, which is filed as Exhibit 10.2 to Broadcom Limited’s Current Report on Form 8-K (SEC File No. 001-37690) filed with the SEC on February 2, 2016. The Equity Plans are filed as Exhibits 10.3-10.8 hereto and incorporated herein by reference, and the Plan Amendments are filed as Exhibits 10.9-10.14 hereto and incorporated herein by reference.

Severance Benefits Agreements

On April 4, 2018, Broadcom-Delaware assumed the following agreements with its executive officers: (i) the Severance Benefit Agreement between Avago and Hock E. Tan, dated January 23, 2014, which was assumed by Broadcom-Singapore; (ii) the Severance Benefit Agreement between Broadcom-Singapore and Thomas H. Krause, dated October 17, 2016; (iii) the Severance Benefit Agreement between Avago and Charlie B. Kawwas, dated June 9, 2015, which was assumed by Broadcom-Singapore; (iv) the Severance Benefit Agreement between Broadcom-Singapore and Mark Brazeal, dated September 26, 2017; (v) the Severance Benefit Agreement between Avago and Bryan T. Ingram, dated January 23, 2014, which was assumed by Broadcom-Singapore; (vi) the Offer of Continuing Employment between Avago and Dr. Kawwas, dated June 3, 2015, which was assumed by Broadcom-Singapore; and (vii) the Offer of Continuing Employment between Broadcom-Singapore and Henry Samueli (collectively, the “Executive Agreements”). In connection with the consummation of the Redomiciliation Transaction, the Executive Agreements will be deemed amended to the extent necessary so that all references to compensatory equity or equity-linked awards will refer to compensatory equity or equity-linked awards covering shares of common stock of Broadcom-Delaware. The Executive Agreements are filed as Exhibits 10.15-10.21 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation Transaction, Broadcom-Delaware filed an Amended and Restated Certificate of Incorporation on April 2, 2018, a copy of which is attached hereto as Exhibit 3.1 (the “Certificate”) and incorporated herein by reference. In addition, Broadcom-Delaware adopted Amended and Restated Bylaws on April 4, 2018, a copy of which is attached hereto as Exhibit 3.2 (the “Bylaws”). The summary of the material terms of the Certificate and Bylaws of Broadcom-Delaware are described under the heading “Description of Broadcom-Delaware Capital Stock” under Item 8.01 below and are incorporated into this Item 5.03 by reference.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate and Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 2, 2018 and April 4, 2018, Broadcom-Singapore, as the sole stockholder of Broadcom-Delaware, approved certain matters necessary for the consummation of the Redomiciliation Transaction.

Item 8.01	Other Events.

DESCRIPTION OF BROADCOM-DELAWARE CAPITAL STOCK

The following description of Broadcom-Delaware’s capital stock is a summary. This summary is subject to the General Corporation Law of the State of Delaware (the “DGCL”) and the complete text of the Certificate and the Bylaws which are incorporated herein by reference.We encourage you to read that law and those documents carefully.

General

The Broadcom-Delaware Certificate authorizes 2,900,000,000 shares of common stock, $0.001 par value per share, and 100,000,000 shares of preferred stock, $0.001 par value per share.

Common Stock

Voting Rights

Each holder of Broadcom-Delaware common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Broadcom-Delaware stockholders do not have cumulative voting rights in the election of directors. Accordingly, in an uncontested election, holders of a majority of the voting shares are able to elect all of the directors.

Dividends

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of Broadcom-Delaware common stock are entitled to receive dividends, if any, as may be declared from time to time by Broadcom-Delaware’s board of directors out of legally available funds. Dividends may be paid in cash, in property or in shares of common stock. Declaration and payment of any dividend will be subject to the discretion of the Broadcom-Delaware board of directors. The time and amount of dividends will be dependent upon Broadcom-Delaware’s financial condition, operations, cash requirements and availability, debt repayment obligations, capital expenditure needs, restrictions in Broadcom-Delaware’s debt instruments, industry trends, the provisions of Delaware law affecting the payment of distributions to stockholders and any other factors the Broadcom-Delaware board of directors may consider relevant.

Liquidation

In the event of Broadcom-Delaware’s liquidation, dissolution or winding up, holders of Broadcom-Delaware common stock are entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of Broadcom-Delaware’s debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences

Holders of Broadcom-Delaware common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to Broadcom-Delaware’s common stock. The rights, preferences and privileges of the holders of Broadcom-Delaware common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that Broadcom-Delaware may designate in the future.

Fully Paid and Nonassessable

All outstanding shares of common stock of Broadcom-Delaware are fully paid and non-assessable.

Preferred Stock

The Broadcom-Delaware Certificate authorizes the board of directors of Broadcom-Delaware to issue preferred stock in one or more series and to determine the preferences, limitations and relative rights of any shares of preferred stock that it shall choose to issue, without vote or action by the stockholders.

Annual Stockholder Meetings

The Broadcom-Delaware Certificate and Bylaws provide that annual stockholder meetings will be held at a date, place (if any) and time, as exclusively selected by the Broadcom-Delaware board of directors. To the extent permitted under applicable law, Broadcom-Delaware may but is not obligated to conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of Provisions of the Broadcom-Delaware Certificate and Bylaws and Delaware Law

Some provisions of Delaware law and the Broadcom-Delaware Certificate and Bylaws could make the following transactions difficult: acquisition of Broadcom-Delaware by means of a tender offer; acquisition of Broadcom-Delaware by means of a proxy contest or otherwise; or removal of incumbent officers and directors of Broadcom-Delaware. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in the best interests of Broadcom-Delaware, including transactions that might result in a premium over the market price for Broadcom-Delaware shares.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of Broadcom-Delaware to first negotiate with the company’s board of directors.

Delaware Anti-Takeover Statute

Broadcom-Delaware is subject to Section 203 of the DGCL, which prohibits persons deemed “interested stockholders” from engaging in a “business combination” with a publicly-held Delaware corporation for three years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock and a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, such as discouraging takeover attempts that might result in a premium over the market price of our common stock.

Undesignated Preferred Stock

The ability to authorize undesignated preferred stock will make it possible for the Broadcom-Delaware board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of Broadcom-Delaware. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of Broadcom-Delaware.

Special Stockholder Meetings

The Broadcom-Delaware Bylaws provide that a special meeting of stockholders may be called only by the company’s board of directors or by two or more stockholders holding at least 10% of the total number of issued and outstanding shares of Broadcom-Delaware.

Requirements for Advance Notification of Stockholder Nominations and Proposals

The Bylaws of Broadcom-Delaware establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors.

No Stockholder Action by Written Consent

The Broadcom-Delaware Certificate and Bylaws do not provide for the right of stockholders to act by written consent without a meeting.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The Broadcom-Delaware board of directors consists of not less than one nor more than 13 directors. In any uncontested elections of directors, a director nominee for the board of directors of Broadcom-Delaware will be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote at a meeting of the stockholders for the election of directors at which a quorum is present, voting together as a single class. An incumbent director who is nominated for an uncontested election and fails to receive a majority of the votes present and voting for such director’s reelection would be required to tender his or her resignation to the board of directors. The Nominating and Corporate Governance Committee of the board of directors (or any future committee the equivalent thereof) will make a recommendation to the board of directors on whether to accept or reject the resignation, or whether other action should be taken. The board of directors will act on the recommendation of such committee and will publicly disclose its decision within 90 days from the date of the certification of the election results. In a contested election, a plurality voting standard will apply to director elections. The directors of Broadcom-Delaware are elected until the expiration of the term for which they are elected and until their respective successors are duly elected and qualified.

The directors of Broadcom-Delaware may be removed only by the affirmative vote of at least a majority of the holders of Broadcom-Delaware’s then-outstanding common stock. Furthermore, any vacancy on the Broadcom-Delaware board of directors, however occurring, including a vacancy resulting from an increase in the size of the board, may be filled only by a majority vote of the board of directors then in office, even if less than a quorum, or by the sole remaining director.

Choice of Forum

The Broadcom-Delaware Certificate and Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for: any derivative action or proceeding brought on our behalf; any action asserting a breach of fiduciary duty; any action asserting a claim against us arising pursuant to the DGCL, the Broadcom-Delaware Certificate and Bylaws; or any action asserting a claim against Broadcom-Delaware that is governed by the internal affairs doctrine. Although the Broadcom-Delaware Certificate contains the choice of forum provision described above, it is possible that a court could find that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Amendment of the Certificate and Bylaws

The amendment of any of the provisions in the Certificate requires approval by a stockholder vote by the holders of at least a majority of the voting power of the then outstanding voting stock. The Bylaws of Broadcom-Delaware may be amended by the board of directors or by the holders of at least a majority of the voting power of the then outstanding voting stock.

Limitations of Liability and Indemnification Matters

The Broadcom-Delaware Certificate contains provisions that limit the liability of the directors and officers of Broadcom-Delaware for monetary damages to the fullest extent permitted by Delaware law. Consequently, Broadcom Delaware directors and officers are not personally liable to the company or its stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s or officer’s duty of loyalty to the company or its stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•	any transaction from which the director or officer derived an improper personal benefit.

Each of the Broadcom-Delaware Certificate and Bylaws provide that Broadcom-Delaware is required to indemnify its directors and officers, in each case to the fullest extent permitted by Delaware law. The Broadcom-Delaware Bylaws also obligate it to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit it to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether Broadcom-Delaware would otherwise be permitted to indemnify him or her under Delaware law. Broadcom-Delaware has entered into agreements with its directors and officers and expects to enter into agreements to indemnify other Broadcom-Delaware employees as determined by the Broadcom-Delaware board of directors. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding to the fullest extent permitted by applicable law. Broadcom-Delaware also maintains directors’ and officers’ liability insurance.

Uncertificated Shares

Holders of shares of common stock of Broadcom-Delaware do not have the right to require Broadcom-Delaware to issue certificates for their shares. Broadcom-Delaware will only issue uncertificated shares of common stock.

Stock Exchange Listing

The Broadcom-Delaware shares of common stock are listed on NASDAQ under the symbol “AVGO,” the same symbol under which the Broadcom-Singapore ordinary shares were previously listed.

No Sinking Fund

The Broadcom-Delaware shares of common stock have no sinking fund provisions.

Transfer Agent and Registrar

The transfer agent and registrar for Broadcom-Delaware’s common stock is Computershare Trust Company, N.A. The transfer agent and registrar’s address is 250 Royall Street, Canton, Massachusetts 02021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Broadcom Inc., adopted as of April 2, 2018.

3.2	Amended and Restated Bylaws of Broadcom Inc., adopted as of April 4, 2018.

10.1	Form of Indemnification and Advancement Agreement.

10.2	Avago Technologies Limited 2009 Equity Incentive Award Plan (incorporated by reference to Exhibit 10.18 of the Avago Technologies Limited’s Registration Statement on Form S-1 (SEC File No. 333-153127) filed with the SEC on July 27, 2009).

10.3	Broadcom Corporation 2012 Stock Incentive Plan (incorporated by reference to Exhibit 10.20 of Broadcom Corporation’s Annual Report on Form 10-K (SEC File No. 000-23993) filed with the SEC on January 29, 2015), as amended by the Amendment to the Broadcom Corporation 2012 Stock Incentive Plan (incorporated by reference to Exhibit 10.49 of Broadcom Limited’s Annual Report on Form 10-K (SEC File No. 001-37690) filed with the SEC December 23, 2016).

10.4	LSI Corporation 2003 Equity Incentive Plan, as amended (incorporated by reference to Exhibit 4.1 of Avago Technologies Limited’s Registration Statement on Form S-8 (SEC File No. 333-195741) filed with the SEC on May 6, 2014) as amended by the Amendment to the LSI Corporation 2003 Equity Incentive Plan (incorporated by reference to Exhibit 10.45 of Broadcom Limited’s Annual Report on Form 10-K (SEC File No. 001-37690) filed with the SEC on December 23, 2016).

10.5	Emulex Corporation 2005 Equity Incentive Plan (incorporated by reference to Exhibit 4.1 of Avago Technologies Limited’s Registration Statement on Form S-8 (SEC File No. 333-203858) filed with the SEC on May 5, 2015), as amended by the Amendment to the Amended and Restated Emulex Corporation 2005 Equity Incentive Plan (incorporated by reference to Exhibit 10.47 of Broadcom Limited’s Annual Report on Form 10-K (SEC File No. 001-37690) filed with the SEC on December 23, 2016).

10.6	Brocade Communication Systems, Inc. 2009 Stock Plan, as amended and restated April 11, 2017 (incorporated by reference to Exhibit 10.2 of Brocade Communication Systems, Inc.’s Current Report on Form 8-K (SEC File No. 000-25601 ) filed with the SEC April 12, 2017), as amended by the Amendment to the Brocade Communication Systems, Inc. 2009 Stock Plan (incorporated by reference to Exhibit 4.2 of Broadcom Limited’s Registration Statement on Form S-8 (SEC File No. 333-221654) filed with the SEC on November 11, 2017).

10.7	Brocade Communications Systems, Inc. Amended and Restated Inducement Award Plan, effective as of May 24, 2016 (incorporated by reference to Exhibit 10.1 of Brocade Communication Systems, Inc.’s Post-Effective Amendment No. 1 to Form S-4 on Form S-8 Registration Statement (SEC File No. 333-211823) filed with the SEC on June 3, 2016), as amended by the Amendment to the Brocade Communication Systems, Inc. Amended and Restated Inducement Award Plan (incorporated by reference to Exhibit 4.4 of Broadcom Limited’s Registration Statement on Form S-8 (SEC File No. 333-221654) filed with the SEC on November 11, 2017).

10.8	Broadcom Limited Second Amended and Restated Employee Share Purchase Plan (incorporated by reference to Exhibit 10.2 of Broadcom Limited’s Current Report on Form 8-K (SEC File No. 001-37690) filed with the SEC on February 2, 2016).

10.9	Amendment to the Broadcom Corporation 2012 Stock Incentive Plan.

10.10	Amendment to the LSI Corporation 2003 Equity Incentive Plan.

10.11	Amendment to the Emulex Corporation 2005 Equity Incentive Plan.

10.12	Amendment to the Brocade Communication Systems, Inc. 2009 Stock Plan.

10.13	Amendment to the Brocade Communication Systems, Inc. Amended and Restated Inducement Award Plan.

10.14	Amendment to the Broadcom Limited Second Amended and Restated Employees Share Purchase Plan.

10.15	Severance Benefit Agreement, dated January 23, 2014, between Avago Technologies Limited and Hock E. Tan (incorporated by reference to Exhibit 10.6 of Avago Technologies Limited’s Quarterly Report on Form 10-Q (SEC File No. 001-34428) filed with the SEC on March 13, 2014).

10.16	Severance Benefit Agreement, dated October 17, 2016, between Broadcom Limited and Thomas H. Krause, Jr. (incorporated by reference to Exhibit 10.67 of Broadcom Limited’s Annual Report on Form 10-K (SEC File No. 001-37690) filed with the SEC on December 23, 2016).

10.17	Severance Benefit Agreement, dated June 3, 2015, between Avago Technologies Limited and Charlie Kawwas (incorporated by reference to Exhibit 10.2 of Avago Technologies Limited’s Quarterly Report on Form 10-Q (SEC File No. 001-34428) filed with the SEC on June 10, 2015).

10.18	Severance Benefit Agreement, dated September 26, 2017, between Broadcom Limited and Mark Brazeal (incorporated by reference to Exhibit 10.71 of Broadcom Limited’s Annual Report on Form 10-K (SEC File No. 001-37690) filed with the SEC on December 21, 2017).

10.19	Severance Benefit Agreement, dated January 30, 2014, between Avago Technologies Limited and Bryan Ingram (incorporated by reference to Exhibit 10.8 of Avago Technologies Limited’s Quarterly Report on Form 10-Q (SEC File No. 001-34428) filed with the SEC on March 13, 2014).

10.20	Offer of Continuing Employment, dated June 3, 2015, between Avago Technologies Limited and Charlie Kawwas (incorporated by reference to Exhibit 10.1 of Avago Technologies Limited’s Quarterly Report on Form 10-Q (SEC File No. 001-34428) filed with the SEC on June 10, 2015).

10.21	Offer of Continuing Employment, dated February 2, 2016, by and between Broadcom Limited and Henry Samueli (incorporated by reference to Exhibit 10.65 of Broadcom Limited’s Quarterly Report on Form 10-Q (SEC File No. 001-37690) filed with the SEC on March 10, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 4, 2018

Broadcom Inc.

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Chief Financial Officer